UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2013

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)     Amendment of the Calpine Corporation 2008 Equity Incentive Plan

On February 27, 2013, the Compensation Committee of Calpine Corporation (the “Company”) approved, and on February 28, 2013, the Board adopted, an amendment to the Calpine Corporation 2008 Equity Incentive Plan (“Equity Incentive Plan” or the “Plan”), subject to the approval of the Company’s shareholders. On May 10, 2013, at the annual meeting of shareholders of the Company, the Company's shareholders approved an amendment to the Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the Plan by 13,000,000 shares and to modify the share counting provisions applicable to cash-settled equity awards under the Plan. The foregoing summary of the Plan amendments is qualified in its entirety by reference to the full text of the Equity Inventive Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference and to the description of the Plan amendments set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on March 25, 2013.

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) The annual meeting of the Company’s shareholders was held on May 10, 2013. There were 455,457,460 shares of common stock entitled to be voted, and 409,344,113 shares present in person or represented by proxy. Four items of business were acted upon by shareholders at the annual meeting: (1) the election of nine directors nominated by the Board to serve until the 2014 annual meeting of shareholders and until their successors are elected and duly qualified, (2) ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013, (3) approval of the amendment to the 2008 Equity Incentive Plan to increase the number of shares available under the Plan and to modify the share counting provisions applicable to cash-settled equity awards under the Plan, and (4) approval, on an advisory basis, of named executive officer compensation.

(b) All matters voted upon at the Annual Meeting were approved. The voting results are as follows:

Proposal 1 — Election of Directors

	Number of	Number of Votes	Broker
Names	Votes For	Withheld	Non-Votes
Frank Cassidy	393,365,748	2,187,001	13,791,364
Jack A. Fusco	394,980,850	571,899	13,791,364
Robert C. Hinckley	394,945,069	607,680	13,791,364
Michael W. Hofmann	394,831,879	720,870	13,791,364
David C. Merritt	394,984,348	568,401	13,791,364
W. Benjamin Moreland	394,986,765	565,984	13,791,364
Robert A. Mosbacher, Jr.	393,331,988	2,220,761	13,791,364
Denise M. O'Leary	393,407,802	2,144,947	13,791,364
J. Stuart Ryan	394,947,390	605,359	13,791,364

Proposal 2 — To Ratify the Selection of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2013

For	407,827,570
Against	1,206,022
Abstentions	310,521
Broker Non-Votes	—

Proposal 3 — To Approve the Amendment to the 2008 Equity Incentive Plan to Increase the Number of Shares Available Under the Plan and to Modify the Share Counting Provisions Applicable to Cash-settled Equity Awards Under the Plan

For	374,504,751
Against	20,773,435
Abstentions	274,563
Broker Non-Votes	13,791,364

Proposal 4 — To Approve, on an Advisory Basis, Named Executive Officer Compensation

For	389,993,518
Against	5,097,274
Abstentions	461,957
Broker Non-Votes	13,791,364

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit No.	Description
10.1
Amended and Restated Calpine Corporation Equity Incentive Plan (incorporated by reference to Annex A to Calpine Corporation’s Proxy Statement filed with the Securities and Exchange Commission on March 25 , 2013)†

__________

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: May 10, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amended and Restated Calpine Corporation Equity Incentive Plan (incorporated by reference to Annex A to Calpine Corporation’s Proxy Statement filed with the Securities and Exchange Commission on March 25 , 2013)†

__________

†	Management contract or compensatory plan or arrangement.